Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies.
Commitments and Contingencies

22.Commitments and Contingencies

Contingencies

In the ordinary course of business, the Company may from time to time be involved in legal proceedings and litigation relating to injuries caused by workforce and labor arbitration cases brought by disgruntled workforce, among others. The Company records a liability when the Company believes that it is both probable that a loss has been incurred and the amount can be reasonably estimated. With respect to the Company’s outstanding legal matters, based on its current knowledge, the Company believes that the amount or range of reasonably possible loss will not, either individually or in the aggregate, have a material adverse effect on the Company’s business, financial position, results of operations, or cash flows. However, the outcome of such legal matters is inherently unpredictable and subject to significant uncertainties.